SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            May 8, 2001
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                            QUAD SYSTEMS CORPORATION
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             (Exact name of registrant as specified in its charter)

  Delaware                         0-21504                    23-2180139
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(State or other jurisdiction       (Commission            (IRS Employer
  of incorporation)                 File Number)           Identification No.)



 2405 Maryland Road, Willow Grove, Pennsylvania                 19090
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code          (215) 657-6202
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          (Former name or former address, if changes since last report)

         Item 5.  Other Events

         On April 26, 2001, the Company filed its March 2001 Monthly Operating Report ("MOR") pursuant to United States Trustee's Operating Guidelines for Chapter 11 Cases, and pursuant to 28 U.S.C. Section 586(a) (3). A copy of such report is attached as an exhibit to this filing.

         The attachments and exhibits referenced in the MOR are not attached as part of Exhibit 99, but are available at the Office of the United States Trustee and the United State Bankruptcy Court for the Eastern District of Pennsylvania. In addition, the Registrant agrees that it will furnish a copy of any such omitted attachment or exhibit to the Commission upon request.

                  Exhibit 99        March 2001 Monthly Operating Report





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

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               QUAD SYSTEMS CORPORATION


         Dated:  May 8, 2001                   By       /s/ Anthony R. Drury
                                                  ------------------------------
                                                  Anthony R. Drury
                                                  Senior Vice President, Finance
                                                  and Chief Financial Officer
                                                  (Principal Accounting Officer
                                                  and duly authorized officer)

                          EXHIBIT INDEX

         EXHIBIT NO.          EXHIBIT

           99                 March 2001 Monthly Operating Report